UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05603

Name of Fund: BlackRock World Income Fund, Inc.

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock World Income Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2012

Date of reporting period: 12/31/2012

Item 1 –	Report to Stockholders

DECEMBER 31, 2012

ANNUAL REPORT

BlackRock World Income Fund, Inc.

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2012

Dear Shareholder

Financial markets substantially improved in 2012 as compared to the prior year, due largely to central bank intervention and considerable relief from the global turmoil seen in 2011. Although 2012 brought its share of headwinds, the strongest returns came from higher-risk asset classes as investors reached for yield in an environment of extremely low interest rates.

The year opened with investor confidence on the rise as global liquidity had been restored and financial news headlines became less daunting. Equity markets moved higher through the first two months of 2012, while climbing US Treasury yields pressured higher-quality fixed income assets. However, markets reversed course in the spring when Europe’s debt crisis boiled over once again. Political instability in Greece and severe deficit and liquidity problems in Spain raised the prospect of a euro collapse. Government borrowing costs in peripheral European countries soared while the region’s finance leaders deliberated over the fiscal integration of the currency bloc. Alongside the drama in Europe, investors were discouraged by gloomy economic reports from various parts of the world. A slowdown in China, a key powerhouse for global growth, emerged as a particular concern. In the United States, disappointing jobs reports signaled that the recovery was losing steam. Risk assets sold off as investors retreated to safe-haven assets.

As the outlook for the global economy worsened, investors grew increasingly optimistic that the world’s largest central banks soon would intervene to stimulate growth. This theme, along with increased cooperation among finance ministers in Europe, fueled a powerful risk-asset rebound in June. In July, the European Central Bank (“ECB”) president stated that the bank would do “whatever it takes” to preserve the euro currency bloc. This assurance along with expectations for policy stimulus from central banks in Europe and the United States drove most asset classes higher through the summer. Early in September, the ECB announced its decision to support the eurozone’s troubled peripheral countries with unlimited purchases of short term sovereign debt. Days later, the US Federal Reserve announced an aggressive stimulus package involving open-ended monthly purchases of agency mortgage-backed securities.

Going into the fall, US stocks slid on lackluster corporate earnings reports and market volatility rose leading up to the US Presidential election. Global trade slowed as many European countries fell into recession and growth continued to decelerate in China, where a once-a-decade leadership change compounded uncertainty. In the United States, automatic tax increases and spending cuts that had been scheduled to take effect at the beginning of 2013 (known as the “fiscal cliff”) threatened to push the nation into recession unless politicians could agree upon alternate measures to reduce the deficit before the end of 2012. Worries that bipartisan gridlock would preclude a budget deal prior to the deadline drove high levels of volatility in financial markets around the world in the months leading up to the last day of the year. Ultimately, the United States averted the worst of the fiscal cliff with a last-minute tax deal. Relief from US fiscal worries, however, was only partial as decisions relating to spending cuts and the debt ceiling remained pending as financial markets closed for the year.

All major asset classes generated positive returns for the 6- and 12-month periods ended December 31, 2012. Riskier assets outperformed higher quality investments as investors sought meaningful returns in a low interest rate environment. International and emerging market equities were the strongest performers. US Treasury yields were volatile, but declined overall, resulting in moderate gains for higher quality fixed income sectors. Tax-exempt municipal bonds benefited from a favorable supply-and-demand environment. Near-zero short term interest rates continued to keep yields on money market securities near their all-time lows.

The New Year brings a host of unknowns, but we believe new opportunities abound. BlackRock was built to provide the global market insight, breadth of capabilities, unbiased investment advice and deep risk management expertise these times require. With access to every asset class, geography and investment style, and extensive market intelligence, we help investors of all sizes build dynamic, diverse portfolios to achieve better, more consistent returns over time. We encourage you to visit www.blackrock.com/newworld for more information.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“Although 2012 brought its share of headwinds, the strongest returns came from higher-risk asset classes as investors reached for yield in an environment of extremely low interest rates.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2012
	6-month	12-month
US large cap equities (S&P 500® Index)	5.95%	16.00%
US small cap equities (Russell 2000® Index)	7.20	16.35
International equities (MSCI Europe, Australasia, Far East Index)	13.95	17.32
Emerging market equities (MSCI Emerging Markets Index)	13.75	18.22
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.07	0.11
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	0.71	4.18
US investment grade bonds (Barclays US Aggregate Bond Index)	1.80	4.21
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.15	7.42
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	7.97	15.78
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of December 31, 2012

Investment Objective

BlackRock World Income Fund, Inc.’s (the “Fund”) investment objective is to seek high current income by investing in a global portfolio of fixed income securities denominated in various currencies, including multi-national currency units.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended December 31, 2012, the Fund outperformed its benchmark, the J.P. Morgan Global Government Bond Broad Index.

What factors influenced performance?

•	The Fund’s focus on spread compression in the first half of the year contributed positively to performance. In particular, the Fund’s long duration positioning (higher sensitivity to interest rates) in Eurozone peripheral debt such as Spanish and Italian issues had a positive impact, as did holdings in emerging market sovereign debt and high yield bonds. The Fund’s overweight to financials also boosted returns. Actively trading the euro also enhanced results for the period.

•	Detracting from performance relative to the benchmark index were the Fund’s European and US interest rate trades.

•	The Fund utilizes derivatives as a part of its investment strategy. Derivatives are used by the portfolio management team as a means to hedge and/or gain or reduce exposure to interest rates, credit risk and/or foreign exchange positions in the Fund. During the period, the Fund’s use of financial future contracts and foreign currency contracts detracted from performance.

Describe recent portfolio activity.

•	In the first half of the year, the Fund established and added to positions in Eurozone peripheral sovereign debt, emerging market debt, high yield bonds and global financials. As the period progressed, the Fund shifted its focus with respect to Eurozone peripheral bond exposure and reduced its overweight in financials. Specifically, the Fund increased exposure to Italian bonds, with a concentration in shorter maturities and lower dollar-priced bonds, based on valuations versus fundamentals. The Fund also invested significantly in Spanish government bonds in light of support from the European Central Bank (“ECB”). In the second quarter of 2012, the Fund shifted from European senior financials to select US senior financial issues. Later in the period, the Fund reduced exposure to emerging markets and high yield bonds. In addition, the Fund increased its active foreign exchange positions in a wide range of currencies. Most notably, the Fund initiated a position in a basket of emerging market currencies.

Describe portfolio positioning at period end.

•	Relative to the J.P. Morgan Global Government Bond Broad Index, the Fund ended the period underweight in the “safe haven” interest rates, i.e., US Treasuries, German bunds, UK gilts and Japanese government bonds, as the Manager believed, the significant risk premium evident in these rates was no longer justified by the fundamentals. Accordingly, the Fund’s duration was significantly lower than the benchmark index at period end. The Fund continued to hold overweight positions in Italian and Spanish sovereign debt given the potential for additional policy action from the ECB, and remained tactical in these positions in light of expected new issuance. The Fund also maintained a significant overweight to emerging market debt and investment grade credit while remaining cognizant that the potential upside price appreciation in these sectors may soon become limited. In high yield, the Fund maintained a small exposure concentrated in shorter-maturity assets with significant potential for quality upgrades.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2012

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]	The Fund mainly invests in bonds and other fixed income securities, including preferred stock, that periodically pay interest or dividends.

[3]	This unmanaged index measures the performance of leading government bond markets based on total return in US currency.

Performance Summary for the Period Ended December 31, 2012

			Average Annual Total Returns[4]
			1 Year		5 Years		10 Years
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	2.10%	6.37%	8.67%	N/A	4.67%	N/A	8.49%	N/A
Investor A	1.75	6.25	8.44	4.10%	4.47	3.62%	8.26	7.82%
Investor B	1.20	5.95	7.82	3.82	3.92	3.57	7.69	7.69
Investor C	0.99	5.83	7.59	6.59	3.68	3.68	7.45	7.45
Investor C1	1.32	5.94	7.81	6.81	3.85	3.85	7.64	7.64
J.P. Morgan Global Government Bond Broad Index	—	1.49	2.25	N/A	5.35	N/A	6.21	N/A

[4]	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not	applicable as share class and index do not have a sales charge.

Past	performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period[5]	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,063.70	$4.82	$1,000.00	$1,020.44	$4.72	0.93%
Investor A	$1,000.00	$1,062.50	$6.07	$1,000.00	$1,019.24	$5.94	1.17%
Investor B	$1,000.00	$1,059.50	$9.01	$1,000.00	$1,016.44	$8.82	1.74%
Investor C	$1,000.00	$1,058.30	$10.14	$1,000.00	$1,015.24	$9.93	1.96%
Investor C1	$1,000.00	$1,059.40	$9.11	$1,000.00	$1,016.24	$8.92	1.76%

[5]	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

See	“Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2012	5

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4% and a service fee of 0.25% per year (but no distribution fee).

•	Investor B Shares are subject to a maximum contingent deferred sales charge (“CDSC”) of 4.00%, declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.50% per year and a service fee of 0.25% per year. Investor B Shares automatically convert to Investor A Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.) These shares are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain qualified employee benefit plans.

•	Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. Prior to October 2, 2006, Investor C Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect the Investor C Share fees.

•	Investor C1 Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.55% per year and a service fee of 0.25% per year. Investor C1 Shares are only available through dividend reinvestments by existing shareholders and for purchase by certain qualified employee benefit plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on page 5 assume reinvestment of all dividends and distributions, if any, at net asset value (“NAV”) on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2012 and held through December 31, 2012) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2012

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts, options and swaps, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, credit, interest rate, foreign currency exchange rate and/or other risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2012	7

Portfolio Information

As of December 31, 2012

Portfolio Composition	Percent of Long-Term Investments

Foreign Agency Obligations	50%
Corporate Bonds	41
Asset-Backed Securities	3
US Treasury Obligations	3
Municipal Bonds	1
Non-Agency Mortgage-Backed Securities	1
Preferred Securities	1

Geographic Allocation	Percent of Long-Term Investments

United States	16%
Italy	12
Spain	9
Australia	7
France	7
United Kingdom	6
Mexico	5
South Korea	4
Netherlands	4
South Africa	3
Canada	3
Germany	2
Europe	2
Belgium	2
Ireland	2
Sweden	2
Poland	2
Other[1]	12
[1]	Other includes a 1% or less investment in each of the following countries: Argentina, Brazil, Colombia, Denmark, El Salvador, Finland, India, Indonesia, Japan, Kazakhstan, Lithuania, Luxembourg, Russia, Singapore, Switzerland, Turkey, United Arab Emirates and Venezuela.

8	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2012

Schedule of Investments December 31, 2012	(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)	Value

France — 0.7%
Auto ABS Compartiment, Series 2007-1, Class A, 0.30%, 2/25/19 (a)	EUR 27	$35,026
Cars Alliance Funding Plc, Series 2012-F1F, Class A, 1.38%, 9/25/21	141	186,423
FCT Copernic, Series 2012-1, Class A1, 1.16%, 9/25/29 (a)	200	264,254
Red & Black Auto France, Series 2012-1, Class A, 0.96%, 12/28/21 (a)	299	395,989

		881,692
Italy — 0.1%
COMP, Series 2007-2, Class A, 0.34%, 10/25/20 (a)	52	68,163
Luxembourg — 0.5%
Bumper 2 SA, Series 2011-2, Class A, 1.36%, 2/23/23 (a)	500	666,120
Netherlands — 0.1%
Highway BV, Series 2012-1, Class A, 1.21%, 3/26/24 (a)	100	132,893
United Kingdom — 1.0%
Bumper 2 SA, Series 2012-5 (a):
Class A1, 1.31%, 6/20/22	300	397,347
Class A2, 1.89%, 6/20/22	GBP 300	492,176
Turbo Finance 2 Plc, Series 2012-1, Class A, 1.89%, 2/20/19 (a)	141	229,899
Turbo Finance 3 Plc, Series 3, Class A, 1.11%, 11/20/19 (a)	134	217,654

		1,337,076
United States — 0.8%
Capital One Multi-Asset Execution Trust, Series 4-3C, 6.63%, 4/19/17	300	504,286
Santander Drive Auto Receivables Trust, Series 2012-3, Class A3, 1.08%, 4/15/16	USD 115	115,773
SLM Student Loan Trust (a):
Series 2012-2, Class A, 0.91%, 1/25/29	245	248,028
Series 2012-C, Class A1, 1.31%, 8/15/23 (b)	246	248,365

		1,116,452
Total Asset-Backed Securities — 3.2%		4,202,396
Common Stocks	Shares	Value

Canada — 0.2%
Ainsworth Lumber Co. Ltd. (c)	65,864	$178,781
Ainsworth Lumber Co. Ltd. (b)(c)	47,014	127,614
Total Common Stocks – 0.2%		306,395

Corporate Bonds	Par (000)
Australia — 0.4%
Commonwealth Bank of Australia, 5.75%, 12/17/13	AUD 500	532,512
Brazil — 1.3%
Petrobras International Finance Co., 3.88%, 1/27/16	USD 1,610	1,698,555
Canada — 1.4%
Air Canada, 10.13%, 8/01/15 (b)	CAD 395	414,974
CDP Financial, Inc., 3.00%, 11/25/14 (b)	USD 1,300	1,358,655

		1,773,629
Denmark — 1.0%
Realkredit Danmark A/S, Series 10T, 2.00%, 1/01/14	DKK 6,940	1,248,228
Europe — 0.9%
VTB Bank OJSC Via VTB Capital SA, 6.88%, 5/29/18	USD 1,040	1,174,160
France — 1.5%
BNP Paribas SA:
3.06%, 12/20/14 (a)	975	1,008,001
2.88%, 10/24/22	EUR 100	137,458
Electricite De France, 5.50%, 10/17/41	GBP 200	355,835
Pernod-Ricard SA, 5.00%, 3/15/17	EUR 300	453,141

		1,954,435
Germany — 1.1%
BASF SE, 1.50%, 10/01/18	343	462,789
FMS Wertmanagement AoR:
1.38%, 1/16/15	300	405,553
1.63%, 2/22/17	400	550,328
HSH Nordbank AG, 1.03%, 2/14/17 (a)	50	48,330

		1,467,000

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	AUD	Australian Dollar	JPY	Japanese Yen
	BRL	Brazilian Real	KRW	South Korean Won
	BUBOR	Budapest Interbank Offered Rate	LIBOR	London Interbank Offered Rate
	CAD	Canadian Dollar	MXN	Mexican New Peso
	CLP	Chilean Peso	MYR	Malaysian Ringgit
	DKK	Danish Krone	PLN	Polish Zloty
	EUR	Euro	RB	Revenue Bonds
	EURIBOR	Euro Interbank Offered Rate	RUB	Russian Rouble
	GBP	British Pound	SEK	Swedish Krona
	GO	General Obligation Bonds	SGD	Singapore Dollar
	HUF	Hungarian Forint	TRY	Turkish Lira
	IDR	Indonesian Rupiah	USD	US Dollar
	INR	Indian Rupee	ZAR	South African Rand

See Notes to Financial Statements.

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2012	9

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value

India — 0.3%
NTPC Ltd., 4.75%, 10/03/22	USD 380	$389,793
Indonesia — 0.5%
Pertamina Persero PT, 6.00%, 5/03/42	270	304,762
Perusahaan Listrik Negara PT, 5.25%, 10/24/42	310	319,300

		624,062
Ireland — 1.6%
Intesa Sanpaolo Bank Ireland Plc, 4.00%, 8/08/13	EUR 200	267,938
Irish Life & Permanent Group Holdings Plc, 3.60%, 1/14/13 (b)	USD 600	600,004
Rosneft International Finance Ltd. for Rosneft Oil Co., 4.20%, 3/06/22	740	752,950
Talisman Finance Plc, Series 7, Class A, 0.41%, 4/22/17 (a)	EUR 407	518,757

		2,139,649
Italy — 0.9%
Assicurazioni Generali SpA, 7.75%, 12/12/42 (a)	100	139,903
Davide Campari-Milano SpA:
5.38%, 10/14/16	50	72,022
4.50%, 10/25/19	100	138,606
Intesa Sanpaolo SpA:
4.00%, 11/09/17	330	450,376
5.75%, 5/28/18 (a)	100	119,984
3.63%, 12/05/22	200	269,936

		1,190,827
Japan — 0.4%
The Tokyo Electric Power Co., Inc., 4.50%, 3/24/14	400	535,520
Kazakhstan — 0.8%
KazMunaiGaz Finance Sub BV, 7.00%, 5/05/20 (b)	USD 800	996,000
Luxembourg — 0.8%
Beverage Packaging Holdings Luxembourg II SA, 8.00%, 12/15/16	EUR 120	160,580
RSHB Capital SA for OJSC Russian Agricultural Bank, 9.00%, 6/11/14	USD 770	845,075

		1,005,655
Mexico — 2.0%
Pemex Project Funding Master Trust, Series 13, 6.63%, 6/15/35	760	965,200
Petroleos Mexicanos, 4.88%, 1/24/22	1,420	1,602,470

		2,567,670
Netherlands — 2.5%
ABN Amro Bank NV, Series E, 3.75%, 7/15/14	EUR 300	416,307
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 3.88%, 2/08/22	USD 80	86,090
HeidelbergCement Finance Luxembourg SA, 7.50%, 10/31/14	USD 300	435,386
ING Bank NV, 2.00%, 8/28/20	320	433,859
Waha Aerospace BV, 3.93%, 7/28/20	1,372	1,486,905
Ziggo Finance BV, 6.13%, 11/15/17 (b)	EUR 250	353,499

		3,212,046
Corporate Bonds	Par (000)	Value

Singapore — 0.2%
SP PowerAssets Ltd., 2.70%, 9/14/22	USD 260	$255,344
South Africa — 0.8%
Eskom Holdings Ltd., 5.75%, 1/26/21 (b)	930	1,054,387
South Korea — 0.2%
POSCO, 5.25%, 4/14/21 (b)	200	228,061
Spain — 1.7%
Santander International Debt SAU:
4.38%, 9/04/14	EUR 500	674,429
4.63%, 3/21/16	1,100	1,515,541

		2,189,970
Switzerland — 0.4%
UBS AG/Stamford CT, 5.88%, 12/20/17	USD 500	595,130
United Arab Emirates — 0.3%
IPIC GMTN Ltd., 5.50%, 3/01/22 (b)	320	377,200
United Kingdom — 4.3%
Enterprise Inns Plc, 6.50%, 12/06/18	GBP 505	794,916
FCE Bank Plc:
7.13%, 1/15/13	EUR 400	528,589
9.38%, 1/17/14	50	71,352
Fidelity International Ltd., 7.13%, 2/13/24	GBP 200	358,963
Firstgroup Plc, 5.25%, 11/29/22	210	342,927
Imperial Tobacco Finance Plc, 5.50%, 9/28/26	180	341,140
Lloyds TSB Bank Plc, 9.88%, 12/16/21 (a)	USD 345	410,979
Marks & Spencer Plc, 4.75%, 6/12/25	GBP 105	173,089
Northern Rock Asset Management Plc, 5.63%, 6/22/17 (b)	USD 800	929,551
Virgin Media Secured Finance Plc:
7.00%, 1/15/18	GBP 303	532,923
5.50%, 1/15/21	285	519,062
Vodafone Group Plc, 2.50%, 9/26/22	USD 610	607,583

		5,611,074
United States — 9.6%
Altria Group, Inc.:
9.25%, 8/06/19	37	51,472
4.25%, 8/09/42	167	161,956
Bank of America Corp., 5.63%, 7/01/20	200	237,125
Boston Scientific Corp., 6.25%, 11/15/15	120	135,207
CIT Group, Inc., 4.75%, 2/15/15 (b)	420	436,800
Comcast Corp., 6.40%, 3/01/40	515	667,091
CONSOL Energy, Inc., 8.25%, 4/01/20	350	378,875
Cox Communications, Inc., 8.38%, 3/01/39 (b)	410	629,206
Crown Castle Towers LLC, 6.11%, 1/15/40 (b)	400	481,793
DISH DBS Corp.:
7.00%, 10/01/13	345	358,800
6.63%, 10/01/14	230	247,250
Domtar Corp., 9.50%, 8/01/16	130	154,726
El Paso Natural Gas Co. LLC, 8.63%, 1/15/22	700	962,927
Ford Motor Credit Co. LLC:
12.00%, 5/15/15	100	122,750
5.00%, 5/15/18	320	353,100
The Goldman Sachs Group, Inc., 6.15%, 4/01/18	120	140,972
JPMorgan Chase & Co.:
1.88%, 3/20/15	325	330,843
4.50%, 1/24/22	55	62,218

See Notes to Financial Statements.

10	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2012

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value

United States (concluded)
Kraft Foods Group, Inc. (b):
5.38%, 2/10/20	USD 109	$130,877
6.88%, 1/26/39	98	131,944
Leucadia National Corp., 8.13%, 9/15/15	230	258,750
Lincoln National Corp., 6.25%, 2/15/20	585	699,953
MetLife, Inc., 6.75%, 6/01/16	549	650,206
Mondelez International, Inc.:
6.13%, 2/01/18	175	212,935
5.38%, 2/10/20	101	121,933
Morgan Stanley, 3.75%, 9/21/17	EUR 150	210,747
Mylan, Inc., 6.00%, 11/15/18 (b)	USD 430	474,911
NewPage Corp., 11.38%, 12/31/14 (c)(e)	591	265,990
Oracle Corp., 5.38%, 7/15/40	400	498,731
Prudential Financial, Inc., 3.88%, 1/14/15	300	317,412
QVC, Inc., 5.13%, 7/02/22 (b)	86	90,144
Southwestern Energy Co., 7.50%, 2/01/18	410	502,437
Tiers Trust, Series 2012-1, 2.06%, 5/12/14 (a)(b)	280	280,700
Time Warner Cable, Inc., 5.88%, 11/15/40	295	343,733
Verisk Analytics, Inc., 4.13%, 9/12/22	55	56,319
Verizon Communications, Inc., 6.90%, 4/15/38	500	711,597
Wells Fargo & Co.:
4.60%, 4/01/21	60	69,014
3.50%, 3/08/22	140	149,331
WM Covered Bond Program, 4.38%, 9/16/14	EUR 210	290,934

		12,381,709
Venezuela — 0.5%
Petroleos de Venezuela SA, 9.75%, 5/17/35	USD 630	607,950
Total Corporate Bonds — 35.4%		45,810,566

Foreign Agency Obligations
Argentina Government International Bond, 8.28%, 12/31/33	1,169	835,986
Australia Government Bond, 5.75%, 5/15/21	AUD 1,105	1,366,909
Bundesrepublik Deutschland, 3.50%, 7/04/19	EUR 275	428,756
Canadian Government Bond, 4.00%, 6/01/41	CAD 325	436,677

Colombia Government International Bond:
7.38%, 9/18/37	USD 590	916,270
6.13%, 1/18/41	300	411,900
El Salvador Government International Bond, 7.63%, 2/01/41 (b)	580	662,650
European Union, 2.50%, 12/04/15	EUR 1,350	1,900,824
European Investment Bank:
6.50%, 8/07/19	AUD 850	998,098
6.00%, 8/06/20	140	160,708
France Government Bond OAT, 3.00%, 4/25/22	EUR 1,350	1,951,151
France Treasury Bill BTF, 0.03%, 10/17/13 (f)	500	659,817
French Treasury Note BTAN, 1.75%, 2/25/17	1,240	1,719,885
Inflation Linked Korea Treasury Bond, 2.75%, 3/10/17	KRW 1,813,866	1,837,936
Instituto de Credito Oficial, 4.53%, 3/17/16	CAD 400	377,320
Italy Buoni Poliennali Del Tesoro:
4.25%, 7/01/14	EUR 300	409,766
3.75%, 4/15/16	750	1,026,112
4.75%, 9/15/16	2,020	2,849,358
Foreign Agency Obligations	Par (000)	Value

Italy Buoni Poliennali Del Tesoro (concluded):
4.00%, 2/01/17	EUR 925	$1,269,731
4.75%, 5/01/17	200	281,308
4.50%, 2/01/20	750	1,027,720
4.00%, 9/01/20	1,493	1,981,131
4.75%, 9/01/21	300	412,498
5.50%, 9/01/22	180	257,615
5.00%, 8/01/39	694	915,588
5.00%, 9/01/40	2,165	2,856,199
Korea Treasury Bond, Series 1409, 5.00%, 9/10/14	KRW 3,203,000	3,098,273
Landwirtschaftliche Rentenbank, 4.88%, 2/21/20	CAD 490	554,862
Lithuania Government International Bond, 7.38%, 2/11/20 (b)	USD 428	557,470
Mexican Bonos:
Series MI 10, 9.50%, 12/18/14	MXN 8,666	729,732
Series M 10, 7.75%, 12/14/17	17,675	1,522,019
Mexico Government International Bond, 5.63%, 1/15/17	USD 920	1,067,200
Netherlands Government Bond, 4.00%, 1/15/37 (b)	EUR 40	70,152
New South Wales Treasury Corp., Series C1B1, 2.75%, 11/20/25	AUD 3,640	4,906,147
Nordic Investment Bank, 6.00%, 8/20/14	950	1,033,266
Poland Government International Bond:
3.88%, 7/16/15	USD 740	793,650
5.13%, 4/21/21	980	1,162,280
Province of Quebec Canada, 4.25%, 12/01/43	CAD 1,100	1,257,121
Queensland Treasury Corp., Series 17, 6.00%, 9/14/17	AUD 1,595	1,847,254
Republic of South Africa, 13.50%, 9/15/15	ZAR 5,540	786,007
Russian Foreign Bond Eurobond:
3.25%, 4/04/17 (b)	USD 200	212,500
7.50%, 3/31/30	1,031	1,323,895
Societe Financement de l’Economie Francaise, 3.38%, 5/05/14 (b)	955	992,231
South Africa Government Bond, 6.50%, 2/28/41	ZAR 24,320	2,362,080
Spain Government Bond:
3.15%, 1/31/16	EUR 835	1,091,666
3.25%, 4/30/16	783	1,022,049
4.25%, 10/31/16	190	254,402
5.50%, 7/30/17	296	413,718
4.10%, 7/30/18	715	931,194
4.60%, 7/30/19	1,605	2,116,165
5.50%, 4/30/21	1,000	1,350,568
5.85%, 1/31/22	535	735,268
4.20%, 1/31/37	525	552,975
4.70%, 7/30/41	200	224,925
Sweden Government Bond, 4.50%, 8/12/15	SEK 12,650	2,127,699
Turkey Government International Bond:
7.50%, 7/14/17	USD 490	596,428
6.25%, 9/26/22	370	461,205
Venezuela Government International Bond, 7.65%, 4/21/25	670	589,600
Total Foreign Agency Obligations — 50.1%		64,695,914

See Notes to Financial Statements.

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2012	11

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)		Value

United Kingdom — 0.6%
Arkle Master Issuer Plc, Series 2012-1A, Class 2A1, 2.01%, 5/17/60 (a)(b)	USD 289		$297,052
Gosforth Funding Plc, Series 2012-2, Class A1A, 0.99%, 11/18/49 (a)	GBP 272		441,849

			738,901
United States — 0.1%
GSR Mortgage Loan Trust, Series 2005-AR1, Class 4A1, 5.06%, 1/25/35 (a)	USD 135		133,635
Total Non-Agency Mortgage-Backed Securities — 0.7%			872,536

Other Interests (g)	Beneficial Interest (000)
United States — 0.3%
Adelphia Escrow	575		6
Stanley Martin, Class B Membership Units (acquired 12/09/09, cost $240,152) (h)	—	(i)	345,750
Total Other Interests — 0.3%			345,756

Preferred Securities	Par (000)
Capital Trusts
Belgium — 0.2%
BNP Paribas Fortis SA, 4.63% (a)(d)	EUR 200		249,744
Netherlands — 0.7%
Achmea BV, 5.13% (a)(d)	50		64,216
ELM BV for Swiss Life Insurance & Pension Group, 5.25% (a)(d)	250		338,237
Rabobank Nederland NV, 11.00% (a)(b)(d)	400		541,000

			943,453
Total Preferred Securities — 0.9%			1,193,197
Taxable Municipal Bonds	Par (000)		Value

United States — 0.8%
Port Authority of New York & New Jersey, RB, 4.93%, 10/01/51	USD 90		$97,964
State of California, GO, 5.95%, 4/01/16	850		963,722
Total Taxable Municipal Bonds — 0.8%			1,061,686

US Treasury Obligations — 3.0%
United States — 3.0%
US Treasury Bonds, 3.75%, 8/15/41	3,371		3,961,977

Warrants (j)	Shares
United States — 0.0%
HealthSouth Corp. (Expires 1/16/16)	14,085		—
Venezuela — 0.1%
Venezuela Oil Obligations (Expires 4/15/20)	3,000		91,875
Total Warrants — 0.1%			91,875
Total Long-Term Investments (Cost — $111,990,373) — 94.7%			122,542,298

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.11% (k)(l)	4,224,702		4,224,702
Total Short-Term Securities (Cost — $4,224,702) — 3.3%			4,224,702
Total Investments (Cost — $116,215,075) — 98.0%			126,767,000
Other Assets Less Liabilities — 2.0%			2,546,087

Net Assets — 100.0%			$129,313,087

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Non-income producing security.

(d)	Security is perpetual in nature and has no stated maturity date.

(e)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(f)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(g)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(h)	Restricted security as to resale. As of report date, the Fund held 0.28% of its net assets, with a current value of $345,750 and an original cots of $240,152 in this security.

(i)	Amount is less than $500.

(j)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.

See Notes to Financial Statements.

12	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2012

Schedule of Investments (continued)

(k)	Investments in issuers considered to be an affiliate of the Fund during the year ended December 31, 2012, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2011	Net Activity	Shares Held at December 31, 2012	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	6,542,017	(2,317,315)	4,224,702	$9,914

(l)	Represents the current yield as of report date.

•	Financial futures contracts as of December 31, 2012 were as follows:

Contracts Purchased/(Sold)	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
17	10-Year Australian Treasury Bond	Australian Securities Exchange	March 2013	USD	2,177,021	$2,505
2	Euro-BUXL	Eurex	March 2013	USD	361,508	8,961
5	Long Gilt Bond	London Financial Futures	March 2013	USD	965,898	3,403
(27)	2-Year US Treasury Note	Chicago Board of Trade	March 2013	USD	5,952,656	(3,087)
(20)	3-Year Australian Treasury Bond	Australian Securities Exchange	March 2013	USD	2,275,022	(2,875)
(35)	5-Year US Treasury Note	Chicago Board of Trade	March 2013	USD	4,354,492	861
(19)	10-Year Canadian Bond	Montreal	March 2013	USD	2,588,982	16,956
(2)	10-Year Japanese Government Bond	Tokyo	March 2013	USD	3,316,212	22,257
(104)	10-Year US Treasury Note	Chicago Board of Trade	March 2013	USD	13,809,250	3,121
(24)	30-Year US Treasury Bond	Chicago Board of Trade	March 2013	USD	3,540,000	47,835
(39)	Euro BOBL	Eurex	March 2013	USD	6,579,928	(43,813)
(4)	Euro Bund	Eurex	March 2013	USD	768,951	(7,978)
(58)	Euro-Schatz	Eurex	March 2013	USD	8,486,742	(2,770)
(68)	Ultra Long US Treasury Bond	Chicago Board of Trade	March 2013	USD	11,056,375	75,250
Total						$120,626

•	Foreign currency exchange contracts as of December 31, 2012 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
DKK	14,174,042	USD	2,513,886	Citigroup, Inc.	1/02/13	$(6,227)
USD	1,206,619	DKK	7,117,000	Barclays Bank Plc	1/02/13	(52,515)
BRL	318,153	USD	155,000	HSBC Holdings Plc	1/10/13	243
CLP	62,494,211	USD	130,000	HSBC Holdings Plc	1/10/13	411
IDR	776,906,400	USD	80,000	HSBC Holdings Plc	1/10/13	280
KRW	346,006,500	USD	310,000	Barclays Plc	1/10/13	13,400
MYR	6,673,613	USD	2,165,000	Goldman Sachs Group, Inc.	1/10/13	17,345
TRY	2,925,501	USD	1,595,000	Goldman Sachs Group, Inc.	1/10/13	43,176
USD	6,497,091	EUR	5,005,000	BNP Paribas SA	1/10/13	(109,657)
USD	3,181,994	TRY	5,775,000	Barclays Plc	1/10/13	(51,799)
AUD	570,000	USD	596,055	Goldman Sachs Group, Inc.	1/16/13	(4,709)
DKK	7,129,642	USD	1,236,683	Citigroup, Inc.	1/16/13	24,923
GBP	1,645,000	USD	2,651,682	Citigroup, Inc.	1/16/13	20,444
JPY	436,742,000	USD	5,589,625	UBS AG	1/16/13	(548,078)
SGD	2,905,000	USD	2,356,224	Royal Bank of Scotland Group Plc	1/16/13	21,831
USD	9,470,703	AUD	9,318,000	UBS AG	1/16/13	(196,245)
USD	259,295	CAD	260,000	Citigroup, Inc.	1/16/13	(2,018)
USD	1,518,549	CAD	1,500,000	Royal Bank of Scotland Group Plc	1/16/13	10,975
USD	1,015,683	CAD	1,010,000	UBS AG	1/16/13	583
USD	1,969,917	CAD	1,926,500	UBS AG	1/16/13	33,689
USD	2,514,042	DKK	14,174,042	Citigroup, Inc.	1/16/13	5,914
USD	144,298	GBP	90,000	BNP Paribas SA	1/16/13	(1,897)
USD	3,313,072	GBP	2,067,000	Goldman Sachs Group, Inc.	1/16/13	(44,548)
USD	396,368	GBP	250,000	UBS AG	1/16/13	(9,731)
USD	213,127	GBP	134,000	UBS AG	1/16/13	(4,541)

See Notes to Financial Statements.

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2012	13

Schedule of Investments (continued)

Foreign currency exchange contracts as of December 31, 2012 were as follows (concluded):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	320,813	GBP	200,000	UBS AG	1/16/13	$(4,065)
USD	93,812	HUF	21,030,500	Citigroup, Inc.	1/16/13	(1,312)
USD	4,562,784	JPY	370,060,000	UBS AG	1/16/13	290,983
USD	1,825,705	MXN	23,608,500	JPMorgan Chase & Co.	1/16/13	1,397
USD	218,591	SEK	1,455,000	Citigroup, Inc.	1/16/13	(5,079)
USD	1,903,657	SEK	12,620,500	Goldman Sachs Group, Inc.	1/16/13	(36,427)
USD	1,256,155	ZAR	11,086,827	Citigroup, Inc.	1/16/13	(49,293)
USD	318,708	ZAR	2,861,029	Citigroup, Inc.	1/16/13	(18,171)
USD	376,937	ZAR	3,325,886	Deutsche Bank AG	1/16/13	(14,678)
ZAR	11,249,382	USD	1,280,000	Citigroup, Inc.	1/16/13	44,589
ZAR	34,445,000	USD	3,827,567	Citigroup, Inc.	1/16/13	228,253
ZAR	12,776,900	USD	1,478,609	Royal Bank of Scotland Group Plc	1/16/13	25,842
RUB	83,450,400	USD	2,640,000	Citigroup, Inc.	1/17/13	88,688
EUR	2,500,000	USD	3,233,678	Deutsche Bank AG	1/23/13	66,762
EUR	4,000,000	USD	5,231,328	UBS AG	1/23/13	49,375
USD	168,697	EUR	130,000	BNP Paribas SA	1/23/13	(2,926)
USD	130,722	EUR	100,000	Deutsche Bank AG	1/23/13	(1,296)
USD	51,936	EUR	40,000	JPMorgan Chase & Co.	1/23/13	(871)
USD	23,302,302	EUR	17,769,000	UBS AG	1/23/13	(155,901)
USD	233,150	EUR	180,000	UBS AG	1/23/13	(4,482)
USD	104,265	EUR	80,000	UBS AG	1/23/13	(1,349)
BRL	315,000	USD	153,509	UBS AG	1/28/13	(169)
CLP	62,440,000	USD	128,446	UBS AG	1/28/13	1,532
IDR	745,330,000	USD	76,759	UBS AG	1/28/13	(550)
INR	69,836,800	USD	1,280,000	UBS AG	1/28/13	(11,073)
KRW	340,790,000	USD	311,264	UBS AG	1/28/13	7,777
KRW	751,146,000	USD	682,488	UBS AG	1/28/13	20,719
TRY	2,910,000	USD	1,603,659	UBS AG	1/28/13	21,988
USD	6,445,166	EUR	4,965,000	UBS AG	1/28/13	(109,786)
MYR	6,605,000	USD	2,157,792	UBS AG	1/29/13	2,117
USD	2,569,647	EUR	1,990,000	Citigroup, Inc.	3/12/13	(58,635)
Total						$(464,792)

•	Credit default swaps — buy protection outstanding as of December 31, 2012 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)
News America, Inc.	1.00%	Goldman Sachs Group, Inc.	6/20/17	USD 450	$(4,546)
Viacom, Inc.	1.00%	Citigroup, Inc.	6/20/17	USD 1,040	(6,919)
Kohls Corp.	1.00%	Credit Suisse Group AG	12/20/17	USD 340	9,677
Lafarge SA	1.00%	JPMorgan Chase & Co.	12/20/17	EUR 340	(11,588)
Royal Bank of Scotland Group Plc	3.00%	Credit Suisse Group AG	12/20/17	EUR 410	(10,412)
Royal Bank of Scotland Group Plc	3.00%	JPMorgan Chase & Co.	12/20/17	EUR 380	(12,297)
RSA Insurance Group Plc	1.00%	Credit Suisse Group AG	12/20/17	EUR 220	(1,609)
RSA Insurance Group Plc	1.00%	Credit Suisse Group AG	12/20/17	EUR 150	(808)
RSA Insurance Group Plc	1.00%	Deutsche Bank AG	12/20/17	EUR 200	(1,092)
RSA Insurance Group Plc	1.00%	JPMorgan Chase & Co.	12/20/17	EUR 470	(2,567)
ThyssenKrupp AG	1.00%	Credit Suisse Group AG	12/20/17	EUR 210	(989)
ThyssenKrupp AG	1.00%	JPMorgan Chase & Co.	12/20/17	EUR 260	(1,805)
Xerox Corp.	1.00%	Credit Suisse Group AG	12/20/17	USD 400	(9,184)
Xerox Corp.	1.00%	JPMorgan Chase & Co.	12/20/17	USD 150	(2,727)
Xerox Corp.	1.00%	JPMorgan Chase & Co.	12/20/17	USD 150	(2,592)
Darden Restaurants, Inc.	1.00%	Credit Suisse Group AG	3/20/18	USD 350	1,845
Kohls Corp.	1.00%	Credit Suisse Group AG	3/20/18	USD 160	1,347
Pernod Ricard SA	1.00%	Citigroup, Inc.	3/20/18	EUR 780	(4,303)
The Gap, Inc.	1.00%	Credit Suisse Group AG	3/20/18	USD 340	3,826
The Gap, Inc.	1.00%	Deutsche Bank AG	3/20/18	USD 450	4,841
Total					$(51,902)

See Notes to Financial Statements.

14	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2012

Schedule of Investments (continued)

•	Credit default swaps — sold protection outstanding as of December 31, 2012 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]	Unrealized Appreciation (Depreciation)
Interpublic Group of Cos., Inc.	1.00%	Goldman Sachs Group, Inc.	6/20/17	BB+	USD 450	$7,812
Comcast Corporation	1.00%	Credit Suisse Group AG	9/20/17	BBB+	USD 1,040	11,619
Barclays Plc	1.00%	Deutsche Bank AG	12/20/17	A	EUR 410	7,880
Barclays Plc	1.00%	JPMorgan Chase & Co.	12/20/17	A	EUR 380	10,345
Credit Suisse Group AG	3.00%	JPMorgan Chase & Co.	12/20/17	A	EUR 370	10,186
Credit Suisse Group AG	3.00%	JPMorgan Chase & Co.	12/20/17	A	EUR 290	8,987
Munchener Ruckversicherungs	1.00%	Credit Suisse Group AG	12/20/17	AA-	EUR 220	550
Munchener Ruckversicherungs	1.00%	Credit Suisse Group AG	12/20/17	AA-	EUR 330	1,501
Munchener Ruckversicherungs	1.00%	Deutsche Bank AG	12/20/17	AA-	EUR 310	1,215
Munich Re America Corp.	1.00%	JPMorgan Chase & Co.	12/20/17	A-	EUR 700	2,745
Telefonica SA	1.00%	JPMorgan Chase & Co.	12/20/17	BBB	EUR 340	13,641
GDF Suez	1.00%	Citigroup, Inc.	3/20/18	A	EUR 780	(303)
Total						$76,178

[1]	Using Standard and Poor’s rating (S&P’s) of the issuer.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

•	Interest rate swaps outstanding as of December 31, 2012 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)
3.13%[3]	3-Month LIBOR	Deutsche Bank AG	12/16/14	PLN 63,215	$4,871
0.90%[4]	6-Month EURIBOR	Deutsche Bank AG	11/30/17	EUR 2,280	19,382
6.67%[3]	6-Month BUBOR	Deutsche Bank AG	8/29/21	HUF 735,010	(283,893)
1.78%[3]	6-Month EURIBOR	Citigroup, Inc.	9/28/22	EUR 655	2,313
Total					$(257,327)

[3]	Fund pays the fixed rate and receives the floating rate.

[4]	Fund pays the floating rate and receives the fixed rate.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

•	Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2012	15

Schedule of Investments (concluded)

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$4,202,396	—	$4,202,396
Common Stocks	$178,781	127,614	—	306,395
Corporate Bonds	—	45,529,866	$280,700	45,810,566
Foreign Agency Obligations	—	64,695,914	—	64,695,914
Non-Agency Mortgage-Backed Securities	—	872,536	—	872,536
Other Interests	—	—	345,756	345,756
Preferred Securities	—	1,193,197	—	1,193,197
Taxable Municipal Bonds	—	1,061,686	—	1,061,686
US Treasury Obligations	—	3,961,977	—	3,961,977
Warrants	—	91,875	—	91,875
Short-Term Securities	4,224,702	—	—	4,224,702

Total	$4,403,483	$121,737,061	$626,456	$126,767,000

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$98,017	—	$98,017
Foreign currency exchange contracts	—	1,043,236	—	1,043,236
Interest rate contracts	$181,149	26,566	—	207,715
Liabilities:
Credit contracts	—	(73,741)	—	(73,741)
Foreign currency exchange contracts	—	(1,508,028)	—	(1,508,028)
Interest rate contracts	(60,523)	(283,893)	—	(344,416)

Total	$120,626	$(697,843)	—	$(577,217)

[1]	Derivative financial instruments are swaps, financial futures contracts and foreign currency exchange contracts. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Fund’s assets are held at carrying amount, which approximates fair value for financial statement purposes. As of December 31, 2012, such assets are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged as collateral for financial futures contracts	$830,998	—	—	$830,998
Cash pledged as collateral for swaps	5,000	—	—	5,000
Foreign currency at value	2,395,335	—	—	2,395,335

Total	$3,231,333	—	—	$3,231,333

There were no transfers between levels during the year ended December 31, 2012.

Certain of the Fund’s investments are categorized as Level 3 and were valued utilizing transaction prices or third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in the unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

See Notes to Financial Statements.

16	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2012

Statement of Assets and Liabilities

December 31, 2012

Assets
Investments at value — unaffiliated (cost — $111,990,373)	$122,542,298
Investments at value — affiliated (cost — $4,224,702)	4,224,702
Cash pledged as collateral for financial futures contracts	830,998
Foreign currency at value (cost — $2,392,418)	2,395,335
Interest receivable	1,651,839
Swap premiums paid	281,165
Capital shares sold receivable	208,840
Variation margin receivable	129,995
Unrealized appreciation on foreign currency exchange contracts	1,043,236
Unrealized appreciation on swaps	124,583
Swaps receivable	91,608
Cash pledged as collateral for swaps	5,000
Prepaid expenses	575

Total assets	133,530,174

Liabilities
Unrealized depreciation on foreign currency exchange contracts	1,508,028
Investments purchased payable	1,248,526
Capital shares redeemed payable	441,041
Unrealized depreciation on swaps	357,634
Income dividends payable	194,538
Swap premiums received	162,637
Swaps payable	86,730
Investment advisory fees payable	65,338
Service and distribution fees payable	42,723
Officer’s and Directors’ fees payable	770
Other affiliates payable	476
Other accrued expenses payable	108,646

Total liabilities	4,217,087

Net Assets	$129,313,087

Net Assets Consist of
Paid-in capital	$129,189,636
Distributions in excess of net investment income	(1,713,120)
Accumulated net realized loss	(8,127,064)
Net unrealized appreciation/depreciation	9,963,635

Net Assets	$129,313,087

Net Asset Value
Institutional — Based on net assets of $24,367,934 and 3,841,834 shares outstanding, 1 billion shares authorized, $0.10 par value	$6.34

Investor A — Based on net assets of $68,031,258 and 10,732,997 shares outstanding, 1 billion shares authorized, $0.10 par value	$6.34

Investor B — Based on net assets of $2,613,864 and 412,476 shares outstanding, 1 billion shares authorized, $0.10 par value	$6.34

Investor C — Based on net assets of $24,748,209 and 3,904,982 shares outstanding, 1 billion shares authorized, $0.10 par value	$6.34

Investor C1 — Based on net assets of $9,551,822 and 1,508,750 shares outstanding, 1 billion shares authorized, $0.10 par value	$6.33

See Notes to Financial Statements.

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2012	17

Statement of Operations

Year Ended December 31, 2012

Investment Income
Interest	$5,474,095
Dividends — unaffiliated	18,000
Foreign taxes withheld	(6,589)
Dividends — affiliated	9,914

Total income	5,495,420

Expenses
Investment advisory	779,573
Service — Investor A	164,906
Service and distribution — Investor B	24,150
Service and distribution — Investor C	246,739
Service and distribution — Investor C1	81,543
Transfer agent — Institutional	50,455
Transfer agent — Investor A	106,889
Transfer agent — Investor B	6,471
Transfer agent — Investor C	52,509
Transfer agent — Investor C1	17,641
Professional	73,914
Printing	54,697
Registration	54,357
Accounting services	52,907
Custodian	39,153
Officer and Directors	20,654
Miscellaneous	43,174

Total expenses	1,869,732
Less fees waived by Manager	(4,759)
Less transfer agent fees waived and/or reimbursed — class specific	(44,443)

Total expenses after fees waived and/or reimbursed	1,820,530

Net investment income	3,674,890

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	3,844,396
Financial futures contracts	(887,775)
Foreign currency transactions	(613,952)
Options written	28,538
Swaps	(453,417)

1,917,790

Net change in unrealized appreciation/depreciation on:
Investments	6,842,093
Financial futures contracts	44,140
Foreign currency translations	(1,862,288)
Swaps	(383,191)

4,640,754

Total realized and unrealized gain	6,558,544

Net Increase in Net Assets Resulting from Operations	$10,233,434

See Notes to Financial Statements.

18	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2012

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2012	2011

Operations
Net investment income	$3,674,890	$4,914,867
Net realized gain (loss)	1,917,790	(442,971)
Net change in unrealized appreciation/depreciation	4,640,754	(1,163,674)

Net increase in net assets resulting from operations	10,233,434	3,308,222

Dividends to Shareholders From[1]
Net investment income:
Institutional	(755,079)	(965,092)
Investor A	(1,823,438)	(2,042,798)
Investor B	(70,180)	(123,130)
Investor C	(486,515)	(517,316)
Investor C1	(220,220)	(297,167)

Decrease in net assets resulting from dividends to shareholders	(3,355,432)	(3,945,503)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(12,139,706)	(26,812,299)

Redemption Fee
Redemption fee	—	743

Net Assets
Total decrease in net assets	(5,261,704)	(27,448,837)
Beginning of year	134,574,791	162,023,628

End of year	$129,313,087	$134,574,791

Distribution in excess on net investment income	$(1,713,120)	$(1,665,065)

[1]	Dividends are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2012	19

Financial Highlights

	Institutional
	Year Ended December 31,
	2012	2011	2010	2009		2008

Per Share Operating Performance
Net asset value, beginning of year	$6.01	$6.03	$6.03	$5.92		$6.42

Net investment income[1]	0.20	0.22	0.23	0.22		0.24
Net realized and unrealized gain (loss)	0.31	(0.06)[2]	0.02 [2]	0.37	[2]	(0.38)[2]

Net increase (decrease) from investment operations	0.51	0.16	0.25	0.59		(0.14)

Dividends and distributions from:[3]
Net investment income	(0.18)	(0.18)	(0.22)	(0.48)		(0.36)
Tax return of capital	—	—	(0.03)	—		—

Total dividends and distributions	(0.18)	(0.18)	(0.25)	(0.48)		(0.36)

Net asset value, end of year	$6.34	$6.01	$6.03	$6.03		$5.92

Total Investment Return[4]
Based on net asset value	8.67%	2.79%	4.24%	10.34%		(2.23)%

Ratios to Average Net Assets
Total expenses	1.06%	1.09%	1.03%	1.09%		1.03%

Total expenses after fees waived and/or reimbursed	1.02%	1.09%	1.03%	1.09%		1.03%

Net investment income	3.21%	3.77%	3.73%	3.75%		3.72%

Supplemental Data
Net assets, end of year (000)	$24,368	$27,615	$36,672	$41,525		$42,108

Portfolio turnover	68%	99%	130%	201%	[5]	201% [6]

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[5]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 164%.

[6]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 144%.

See Notes to Financial Statements.

20	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2012

Financial Highlights (continued)

	Investor A
	Year Ended December 31,
	2012	2011	2010	2009		2008

Per Share Operating Performance
Net asset value, beginning of year	$6.01	$6.03	$6.03	$5.92		$6.41

Net investment income[1]	0.18	0.21	0.21	0.21		0.22
Net realized and unrealized gain (loss)	0.32	(0.06)[2]	0.03 [2]	0.36	[2]	(0.36)[2]

Net increase (decrease) from investment operations	0.50	0.15	0.24	0.57		(0.14)

Dividends and distributions from:[3]
Net investment income	(0.17)	(0.17)	(0.21)	(0.46)		(0.35)
Tax return of capital	—	—	(0.03)	—		—

Total dividends and distributions	(0.17)	(0.17)	(0.24)	(0.46)		(0.35)

Net asset value, end of year	$6.34	$6.01	$6.03	$6.03		$5.92

Total Investment Return[4]
Based on net asset value	8.44%	2.56%	4.00%	10.11%		(2.29)%

Ratios to Average Net Assets
Total expenses	1.27%	1.31%	1.26%	1.30%		1.26%

Total expenses after fees waived and/or reimbursed	1.23%	1.31%	1.26%	1.30%		1.26%

Net investment income	3.00%	3.54%	3.47%	3.54%		3.51%

Supplemental Data
Net assets, end of year (000)	$68,031	$67,108	$76,388	$75,509		$75,294

Portfolio turnover	68%	99%	130%	201%	[5]	201% [6]

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 164%.

[6]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 144%.

See Notes to Financial Statements.

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2012	21

Financial Highlights (continued)

	Investor B
	Year Ended December 31,
	2012	2011	2010	2009		2008

Per Share Operating Performance
Net asset value, beginning of year	$6.01	$6.03	$6.03	$5.92		$6.41

Net investment income[1]	0.15	0.18	0.18	0.18		0.19
Net realized and unrealized gain (loss)	0.31	(0.06)[2]	0.03 [2]	0.36	[2]	(0.36)[2]

Net increase (decrease) from investment operations	0.46	0.12	0.21	0.54		(0.17)

Dividends and distributions from:[3]
Net investment income	(0.13)	(0.14)	(0.18)	(0.43)		(0.32)
Tax return of capital	—	—	(0.03)	—		—

Total dividends and distributions	(0.13)	(0.14)	(0.21)	(0.43)		(0.32)

Net asset value, end of year	$6.34	$6.01	$6.03	$6.03		$5.92

Total Investment Return[4]
Based on net asset value	7.82%	2.02%	3.47%	9.54%		(2.80)%

Ratios to Average Net Assets
Total expenses	1.82%	1.84%	1.78%	1.83%		1.78%

Total expenses after fees waived and/or reimbursed	1.81%	1.84%	1.78%	1.82%		1.78%

Net investment income	2.44%	3.03%	2.94%	3.03%		2.97%

Supplemental Data
Net assets, end of year (000)	$2,614	$4,058	$6,919	$8,595		$10,012

Portfolio turnover	68%	99%	130%	201%	[5]	201% [6]

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 164%.

[6]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 144%.

See Notes to Financial Statements.

22	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2012

Financial Highlights (continued)

	Investor C
	Year Ended December 31,
	2012	2011	2010	2009		2008

Per Share Operating Performance
Net asset value, beginning of year	$6.01	$6.03	$6.03	$5.92		$6.41

Net investment income[1]	0.14	0.16	0.17	0.16		0.18
Net realized and unrealized gain (loss)	0.31	(0.05)[2]	0.02 [2]	0.37	[2]	(0.37)[2]

Net increase (decrease) from investment operations	0.45	0.11	0.19	0.53		(0.19)

Dividends and distributions from:[3]
Net investment income	(0.12)	(0.13)	(0.17)	(0.42)		(0.30)
Tax return of capital	—	—	(0.02)	—		—

Total dividends and distributions	(0.12)	(0.13)	(0.19)	(0.42)		(0.30)

Net asset value, end of year	$6.34	$6.01	$6.03	$6.03		$5.92

Total Investment Return[4]
Based on net asset value	7.59%	1.78%	3.22%	9.30%		(3.00)%

Ratios to Average Net Assets
Total expenses	2.07%	2.08%	2.02%	2.05%		2.00%

Total expenses after fees waived and/or reimbursed	2.02%	2.08%	2.02%	2.05%		2.00%

Net investment income	2.21%	2.77%	2.71%	2.75%		2.82%

Supplemental Data
Net assets, end of year (000)	$24,748	$24,516	$27,260	$30,449		$20,340

Portfolio turnover	68%	99%	130%	201%	[5]	201% [6]

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 164%.

[6]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 144%.

See Notes to Financial Statements.

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2012	23

Financial Highlights (concluded)

	Investor C1
	Year Ended December 31,
	2012	2011	2010	2009		2008

Per Share Operating Performance
Net asset value, beginning of year	$6.00	$6.02	$6.02	$5.91		$6.41

Net investment income[1]	0.15	0.18	0.18	0.18		0.19
Net realized and unrealized gain (loss)	0.31	(0.06)[2]	0.03 [2]	0.36	[2]	(0.38)[2]

Net increase (decrease) from investment operations	0.46	0.12	0.21	0.54		(0.19)

Dividends and distributions from:[3]
Net investment income	(0.13)	(0.14)	(0.18)	(0.43)		(0.31)
Tax return of capital	—	—	(0.03)	—		—

Total dividends and distributions	(0.13)	(0.14)	(0.21)	(0.43)		(0.31)

Net asset value, end of year	$6.33	$6.00	$6.02	$6.02		$5.91

Total Investment Return[4]
Based on net asset value	7.81%	2.00%	3.42%	9.50%		(2.99)%

Ratios to Average Net Assets
Total expenses	1.84%	1.87%	1.83%	1.87%		1.80%

Total expenses after fees waived and/or reimbursed	1.83%	1.87%	1.83%	1.86%		1.80%

Net investment income	2.41%	3.00%	2.89%	2.98%		2.94%

Supplemental Data
Net assets, end of year (000)	$9,552	$11,279	$14,784	$18,840		$22,020

Portfolio turnover	68%	99%	131%	201%	[5]	201% [6]

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 164%.

[6]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 144%.

See Notes to Financial Statements.

24	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2012

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock World Income Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, open-end management investment company. The Fund is organized as a Maryland corporation. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor B, Investor C and Investor C1 Shares may be subject to a CDSC. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B, Investor C and Investor C1 Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Investor C1 Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately ten years. Investor B Shares are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain qualified employee benefit plans. Investor C1 Shares are only available through dividend reinvestments by existing shareholders and for purchase by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

The following is a summary of significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

The Fund values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2012	25

Notes to Financial Statements (continued)

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deem relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. A market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the Global Valuation Committee using a pricing service and/or policies approved by the Board.

Foreign Currency: The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgage-Backed Securities: The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Fund may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and

26	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2012

Notes to Financial Statements (continued)

Fannie Mae, including Freddie Mac and Fannie Mae guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Multiple Class Pass-Through Securities: The Fund may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Fund may not fully recoup its initial investment in IOs.

Capital Trusts: The Fund may invest in capital trusts. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities.

Mortgage Dollar Roll Transactions: The Fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. The Fund accounts for mortgage dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions may increase the Fund’s portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, financial futures contracts, foreign currency exchange contracts, swaps, and options written), or certain borrowings (e.g., treasury roll transactions), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, a Fund engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Fund’s taxable income and net capital gains, but not in excess of a Fund’s earnings and profits, will be taxable

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2012	27

Notes to Financial Statements (continued)

to shareholders as ordinary income and will not constitute a nontaxable return of capital. Capital losses carried forward from years beginning before 2011 do not reduce earnings and profits, even if such carried forward losses offset current year realized gains. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2012. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In December 2011, the Financial Accounting Standards Boards (the “FASB”) issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements, which are eligible for offset in the Statement of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statement disclosures.

Other: Expenses directly related to the Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge, or protect, its exposure to certain risks such as credit risk, interest rate risk and foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Fund does not give rise to counterparty credit risk, as options written obligates the Fund to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options and centrally cleared swaps is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Fund may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between the Fund and each of its respective counterparties. An ISDA Master Agreement allows the Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Fund manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

28	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2012

Notes to Financial Statements (continued)

Financial Futures Contracts: The Fund purchases or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between the Fund and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Foreign Currency Exchange Contracts: The Fund enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that the counterparty to the contract does not perform its obligations under the agreement.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including equity risk, interest rate risk and/or foreign currency exchange rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability).The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

The Fund also purchases or sells listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold (receipts from the foreign currency purchased). Such transactions may be effected with respect to hedges on non-US dollar denominated instruments owned by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security at a price different from the current market value.

Swaps: The Fund enters into swap agreements, in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may entered into as a bilateral contract or centrally cleared (“centrally cleared swaps”). In a centrally cleared swap, immediately following execution of the swap

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2012	29

Notes to Financial Statements (continued)

agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund faces the CCP through a future commission merchant. Unlike a bilateral swap agreement, for centrally cleared swaps, the Fund has no credit exposure to the counterparty as the CCP stands between the Fund and the counterparty. These payments received or made by the Fund are recorded in the Statement of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swaps, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•	Credit default swaps — The Fund enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•	Interest rate swaps — The Fund enters into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate floors, which are a type of interest rate swap, are agreements in which one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate or floor in return for a premium. In more complex swaps, the notional principal amount may decline (or amortize) over time.

Derivative Financial Instruments Categorized by Risk Exposure:
Fair Values of Derivative Financial Instruments as of December 31, 2012
	Asset Derivatives
	Statement of Assets and Liabilities Location	Value
Interest rate contracts	Net unrealized appreciation/ depreciation[1]; Unrealized appreciation on swaps;	$207,715
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	1,043,236
Credit contracts	Unrealized appreciation on swaps	98,017

Total		$1,348,968

	Liability Derivatives
	Statement of Assets and Liabilities Location	Value
Interest rate contracts	Net unrealized appreciation/ depreciation[1]; Unrealized depreciation on swaps;	$344,416
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts;	1,508,028
Credit contracts	Unrealized depreciation on swaps	73,741

Total		$1,926,185

[1]	Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

30	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2012

Notes to Financial Statements (continued)

The Effect of Derivative Financial Instruments in the Statement of Operations Year Ended December 31, 2012
Net Realized Gain (Loss) From
Interest rate contracts:
Financial futures contracts	$(887,775)
Swaps	11,594
Options[1]	(12,015)
Foreign currency exchange contracts:
Foreign currency transactions	(653,470)
Options[1]	(23,247)
Credit contracts:
Swaps	(465,011)

Total	$(2,029,924)

Net Change in Unrealized Appreciation/Depreciation on
Interest rate contracts:
Financial futures contracts	$44,140
Swaps	(458,900)
Options[1]	11,797
Foreign currency exchange contracts:
Foreign currency translations	(1,914,892)
Credit contracts:
Swaps	75,709

Total	$(2,242,146)

[1]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

For the year ended December 31, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	50
Average number of contracts sold	332
Average notional value of contracts purchased	$7,877,315
Average notional value of contracts sold	$52,202,025
Foreign currency exchange contracts:
Average number of contracts — US dollars purchased	26
Average number of contracts — US dollars sold	19
Average US dollar amounts purchased	$81,168,110
Average US dollar amounts sold	$38,967,304
Options:
Average number of option contracts purchased	47,550
Average number of option contracts written	19,250
Average notional value of option contracts purchased	$5,660,995
Average notional value of option contracts written	$2,226,998
Credit default swaps:
Average number of contracts — buy protection	14
Average number of contracts — sell protection	10
Average notional value — buy protection	$10,486,871
Average notional value — sell protection	$6,902,770
Interest rate swaps:
Average number of contracts — pays fixed rate	3
Average number of contracts — receives fixed rate	2
Average notional value — pays fixed rate	$10,699,076
Average notional value — receives fixed rate	$15,588,837

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Fund entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.60%
$1 Billion — $3 Billion	0.56%
$3 Billion — $5 Billion	0.54%
$5 Billion — $10 Billion	0.52%
Greater than $10 Billion	0.51%

Effective June 1, 2012, the Manager voluntarily agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business, in order to limit expenses. The current expense limitation as a percentage of average daily net assets is as follows: 0.97% for Institutional; 1.19% for Investor A, and 1.96% for Investor C. This voluntary waiver and/or reimbursement may be reduced or discontinued at any time. These amounts are included in transfer agent fees waived and/or reimbursed-class specific in the Statement of Operations. For the year ended December 31, 2012, the amounts waived and/or reimbursed were as follows:

Institutional	$9,230
Investor A	$22,872
Investor C	$12,341

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is included in fees waived by Manager in the Statement of Operations.

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2012	31

Notes to Financial Statements (continued)

The Manager entered into a sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”) and BlackRock International Limited (“BIL”), both affiliates of the Manager. The Manager pays BFM and BIL, for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

For the year ended December 31, 2012, the Fund reimbursed the Manager $1,520 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Fund entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor B	0.25%	0.50%
Investor C	0.25%	0.75%
Investor C1	0.25%	0.55%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor B, Investor C and Investor C1 shareholders.

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended December 31, 2012, the Fund paid the following to affiliates in return for these services, which is included in transfer agent in the Statement of Operations:

Institutional	$6
Investor C	$14

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended December 31, 2012, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	$2,860
Investor A	$6,997
Investor B	$2,714
Investor C	$485
Investor C1	$67

For the year ended December 31, 2012, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $6,794.

For the year ended December 31, 2012, affiliates received CDSCs as follows:

Investor A	$980
Investor B	$2,182
Investor C	$2,372

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities and US government securities for the year ended December 31, 2012, were $75,812,034 and $79,378,059, respectively.

Purchases and sales of US government securities for the Fund for the year ended December 31, 2012, were $6,010,448 and $13,001,515, respectively.

Transactions in options written for the year ended December 31, 2012, were as follows:

	Puts
	Notional (000)	Premiums Received
Outstanding options, beginning of year	—	—
Options written	$14,940	$221,248
Options exercised	(11,320)	(192,762)
Options expired	(3,620)	(28,486)
Options closed	—	—

Outstanding options, end of year	—	—

5. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of December 31, 2012

32	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2012

Notes to Financial Statements (continued)

attributable to the accounting for swap agreements and foreign currency transactions were reclassified to the following accounts:

Distributions in excess of net investment income	$(367,513)
Accumulated net realized loss	$367,513

The tax character of distributions paid during the fiscal years ended December 31, 2012 and December 31, 2011 was as follows:

	12/31/12	12/31/11
Ordinary income	$3,355,432	$3,945,503

As of December 31, 2012, the tax components of accumulated net earnings were as follows:

Undistributed ordinary income	$52,591
Capital loss carryforwards	(7,826,319)
Net unrealized gains[1]	7,897,179

Total	$123,451

[1]	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency exchange contracts, the accrual of income on securities in default, the timing and recognition of partnership income, the accounting for swap agreements and the classification of investments.

As of December 31, 2012, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires December 31,
2014	$672,336
2016	2,060,971
2017	3,961,762
2018	1,131,250

Total	$7,826,319

During the year ended December 31, 2012, the Fund utilized $938,532 of its capital loss carryforward.

As of December 31, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$116,560,134

Gross unrealized appreciation	$11,278,816
Gross unrealized depreciation	(1,071,950)

Net unrealized appreciation	$10,206,866

6. Borrowings:

The Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions. Effective November 2011 to November 2012, the credit agreement had the following terms: a commitment fee of 0.065% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month London Interbank Offered Rate (“LIBOR”) plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2011. The credit agreement, which expired in November 2012, was renewed with the same terms until November 2013. Effective November 2012 to November 2013, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2012. The Fund did not borrow under the credit agreement during the year ended December 31, 2012.

7. Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of several European countries, including Greece, Ireland, Italy, Portugal and Spain. As of December 31, 2012, these events have adversely affected the exchange rate of the euro and may continue to spread to other countries in Europe, including countries that do not use the euro. These events may affect the value and liquidity of certain of the Fund’s investments.

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2012	33

Notes to Financial Statements (concluded)

8. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Amount	Shares	Amount
Institutional
Shares sold	281,766	$1,723,303	671,767	$4,017,506
Shares issued to shareholders in reinvestment of dividends	81,628	501,798	106,768	639,659
Shares redeemed	(1,113,701)	(6,812,789)	(2,263,372)	(13,576,856)

Net decrease	(750,307)	$(4,587,688)	(1,484,837)	$(8,919,691)

Investor A
Shares sold	1,828,466	$11,251,335	1,719,854	$10,314,311
Shares issued to shareholders in reinvestment of dividends	214,177	1,317,143	240,316	1,438,831
Shares redeemed	(2,476,681)	(15,179,747)	(3,459,178)	(20,724,998)

Net decrease	(434,038)	$(2,611,269)	(1,499,008)	$(8,971,856)

Investor B
Shares sold	13,588	$83,770	22,642	$135,842
Shares issued to shareholders in reinvestment of dividends	8,373	51,394	13,973	83,665
Shares redeemed	(284,810)	(1,741,337)	(508,846)	(3,049,212)

Net decrease	(262,849)	$(1,606,173)	(472,231)	$(2,829,705)

Investor C
Shares sold	911,882	$5,583,802	1,384,491	$8,293,868
Shares issued to shareholders in reinvestment of dividends	62,260	382,500	67,544	404,372
Shares redeemed	(1,149,375)	(7,039,759)	(1,893,057)	(11,345,040)

Net decrease	(175,233)	$(1,073,457)	(441,022)	$(2,646,800)

Investor C1
Shares sold	38,313	$235,837	37,419	$224,529
Shares issued to shareholders in reinvestment of dividends	22,865	140,327	31,837	190,413
Shares redeemed	(431,558)	(2,637,283)	(644,584)	(3,859,189)

Net decrease	(370,380)	$(2,261,119)	(575,328)	$(3,444,247)

Total Net Decrease	(1,992,807)	$(12,139,706)	(4,472,426)	$(26,812,299)

Prior to April 1, 2011, there was a 2% redemption fee on shares redeemed or exchanged that have been held for 30 days or less. The redemption fees were collected and retained by the Fund for the benefit of the remaining shareholders. The redemption fees were recorded as a credit to paid-in-capital. Effective April 1, 2011, the redemption fee was terminated and is no longer charged by the Fund.

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

34	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2012

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock World Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of BlackRock World Income Fund, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.

Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock World Income Fund, Inc. as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 22, 2013

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by the Fund for the taxable year ended December 31, 2012.

	Months Paid	Percentage
Foreign Source Income[1]	January — December 2012	100.00%

Interest-Related Dividends for Non-US Residents[2]	January — December 2012	28.32%

Federal Obligation Interest[3]	January — December 2012	5.26%

[1]	The Fund hereby designates the percentage indicated or the maximum amount allowable by law.

[2]	Represents the portion of the taxable ordinary income dividends eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.

[3]	The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2012	35

Officers and Directors

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1]
Robert M. Hernandez 55 East 52nd Street New York, NY 10055 1944	Chairman of the Board and Director	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, TE Connectivity (electronics) from 2006 to 2012.	29 RICs consisting of 83 Portfolios	ACE Limited (insurance company); Eastman Chemical Company (chemicals); RTI International Metals, Inc. (metals)
Fred G. Weiss 55 East 52nd Street New York, NY 10055 1941	Vice Chairman of the Board and Director	Since 2007	Managing Director, FGW Associates (consulting and investment company) since 1997; Director and Treasurer, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International Plc (medical technology commercialization company) from 2001 to 2007.	29 RICs consisting of 83 Portfolios	Watson Pharmaceuticals, Inc.
James H. Bodurtha 55 East 52nd Street New York, NY 10055 1944	Director	Since 1995	Director, The China Business Group, Inc. (consulting firm) since 1996 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	29 RICs consisting of 83 Portfolios	None
Bruce R. Bond 55 East 52nd Street New York, NY 10055 1946	Director	Since 2007	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	29 RICs consisting of 83 Portfolios	None
Donald W. Burton 55 East 52nd Street New York, NY 10055 1944	Director	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds since 1983; Director, Lifestyle Family Fitness (fitness industry) since 2006; Director, IDology, Inc. (technology solutions) since 2006; Member of the Investment Advisory Council of the Florida State Board of Administration from 2001 to 2007.	29 RICs consisting of 83 Portfolios	Knology, Inc. (telecommunications); Capital Southwest (financial)
Honorable Stuart E. Eizenstat 55 East 52nd Street New York, NY 10055 1943	Director	Since 2007	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) since 2007; Member of the International Advisory Board GML (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) from 2004 to 2010.	29 RICs consisting of 83 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical (metallurgical industry); UPS Corporation (delivery service)
Kenneth A. Froot 55 East 52nd Street New York, NY 10055 1957	Director	Since 2005	Professor, Harvard University since 1992.	29 RICs consisting of 83 Portfolios	None
John F. O’Brien 55 East 52nd Street New York, NY 10055 1943	Director	Since 2007	Chairman and Director, Woods Hole Oceanographic Institute since 2009 and Trustee thereof from 2003 to 2009; Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007.	29 RICs consisting of 83 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Roberta Cooper Ramo 55 East 52nd Street New York, NY 10055 1942	Director	Since 2000	Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc. (retail) since 2000; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008; President, American Bar Association from 1995 to 1996.	29 RICs consisting of 83 Portfolios	None

36	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2012

Officers and Directors (continued)

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1] (concluded)
David H.Walsh 55 East 52nd Street New York, NY 10055 1941	Director	Since 2007	Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation since 2008; Director, Ruckelshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006 to 2008; Director, The American Museum of Fly Fishing since 1997; Director, The National Audubon Society from 1998 to 2005.	29 RICs consisting of 83 Portfolios	None

[1]   Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation or removal as provided by the Fund’s by-laws or charter or statute. In no event may an Independent Director hold office beyond December 31 of the year in which he or she turns 74.

[2]   Date shown is the earliest date a person has served for the Fund covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Directors as joining the Fund’s board in 2007, each Director first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Robert M. Hernandez, 1996; John F O’Brien, 2004; David H. Walsh, 2003; and Fred G. Weiss, 1998.

Interested Directors[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Director	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	155 RICs consisting of 278 Portfolios	None
Laurence D. Fink 55 East 52nd Street New York, NY 10055 1952	Director	Since 2007	Chairman and Chief Executive Officer of BlackRock since its formation in 1998 and of BlackRock’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.	29 RICs consisting of 83 Portfolios	BlackRock
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	155 RICs consisting of 278 Portfolios	None

[3]   Messrs. Audet and Fink are both “interested persons,” as defined in the 1940 Act, of the Fund based on their positions with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Fund based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Interested Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2012	37

Officers and Directors (concluded)

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[1]
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Benjamin Archibald 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Director of BlackRock since 2010; Assistant Secretary to the funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
[1] Officers of the Fund serve at the pleasure of the Board.
Further information about the Officers and Directors is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Custodian State Street Bank and Trust Company Boston, MA 02110	Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Distributor BlackRock Investments, LLC New York, NY 10022	Address of the Fund 100 Bellevue Parkway Wilmington, DE 19809

Sub-Advisors BlackRock Financial Management, Inc. New York, NY 10055	Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Legal Counsel Willkie Farr & Galiagher LLP New York, NY 10019

BlackRock International Limited Edinburgh EH3 8JB United Kingdom

38	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2012

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2012	39

Additional Information (continued)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

40	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2012

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2012	41

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock China Fund

BlackRock Commodity Strategies Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Flexible Equity Fund

BlackRock Focus Growth Fund

BlackRock Global Dividend Income Portfolio

BlackRock Global Long/Short Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock Index Equity Portfolio

BlackRock India Fund

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Long-Horizon Equity Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Real Estate Securities Fund

BlackRock Russell 1000 Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

BlackRock World Gold Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock Emerging Market Local Debt Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Long Duration Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Secured Credit Portfolio

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock U.S. Government Bond Portfolio

BlackRock U.S. Mortgage Portfolio

BlackRock World Income Fund

Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock Intermediate Municipal Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

Mixed Asset Funds

BlackRock Balanced Capital Fund	LifePath Active Portfolios		LifePath Index Portfolios
BlackRock Global Allocation Fund	2015	2035	Retirement	2040
BlackRock Managed Volatility Portfolio	2020	2040	2020	2045
BlackRock Multi-Asset Income Portfolio	2025	2045	2025	2050
BlackRock Multi-Asset Real Return Fund	2030	2050	2030	2055
BlackRock Strategic Risk Allocation Fund			2035

BlackRock Prepared Portfolios	LifePath Portfolios
Conservative Prepared Portfolio	Retirement	2040
Moderate Prepared Portfolio	2020	2045
Growth Prepared Portfolio	2025	2050
Aggressive Growth Prepared Portfolio	2030	2055
	2035

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

42	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2012

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change. Please see the Fund’s prospectus for a description of risks associated with global investments.

#WI-12/12-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez

Fred G. Weiss

Stuart E. Eizenstat

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock World Income Fund, Inc.	$40,000	$38,000	$0	$0	$24,600	$24,100	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,970,000	$3,030,000

[1]	The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
[2]	The nature of the services includes tax compliance, tax advice and tax planning.
[3]

Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

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(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock World Income Fund, Inc.	$24,600	$24,100

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,970,000 and $3,030,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

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Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(b) Certifications – Attached hereto

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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock World Income Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock World Income Fund, Inc.

Date: February 28, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock World Income Fund, Inc.

Date: February 28, 2013

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock World Income Fund, Inc.

Date: February 28, 2013

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